EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Smart Energy, Inc. (the "Company")on Form  10-K for the period ending December 31, 2010 as filed with the Securities and Exchange  Commission  on  the date hereof(the "Report"),  Lyle  J  Mortensen, Chief  Executive Officer, and Gerry Shirren, Chief Financial  Officer of the Company, respectively,  do  certify, pursuant to 18 U.S.C. Section  1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his and her knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2011

/s/ Lyle J Mortensen
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By: Lyle J Mortensen
Its: Chief Executive Officer

/s/ Gerry Shirren
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By: Gerry Shirren
Its: Chief Financial Officer